UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT

Proxy Statement Pursuant to Section 14(c) of The Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary proxy statement.

[ ] Confidential, for use of the

    Commission only (as permitted by

    Rule 14c-5(d)(2)).

[X] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Section 240.14a-12

FRANCHISE CAPITAL CORPORATION

______________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

______________________________________________________________________________

 (2) Aggregate number of securities to which transaction applies:

______________________________________________________________________________

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

______________________________________________________________________________

(5) Total fee paid:

______________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

______________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

______________________________________________________________________________

FRANCHISE CAPITAL CORPORATION

10288 S. Jordan Gateway Suite F

South Jordan, Utah 84095

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

HELD ON JANUARY 7, 2008

Dear Shareholders:

A special meeting of shareholders of Franchise Capital Corporation, a Nevada corporation (the "Company"), was held on January 7, 2008 at 10:00 a.m. local time, at 10288 S. Jordan Gateway Suite F, South Jordan, Utah 84095 for the following purpose:

1)  To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the corporation to AERO PERFORMANCE PRODUCTS, INC.

By Order of the Board of Directors,

FRANCHISE CAPITAL CORPORATION

By: /s/ BRYAN HUNSAKER BRYAN HUNSAKER Chief Executive Officer Salt Lake City, UT Dated: January 7, 2008

FRANCHISE CAPITAL CORPORATION

A Nevada Corporation

10288 S. Jordan Gateway #F

South Jordan, Utah 84095

(801) 495-0882

INFORMATION STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

HELD ON January 7, 2008

INTRODUCTION

This Information Statement is being furnished to the stockholders of FRANCHISE CAPITAL CORPORATION, a Nevada corporation (the "Company"), to inform them of a special meeting of shareholders.  This meeting (referred to herein as the “Special Meeting”) was held on January 7, 2008 at 10288 S. Jordan Gateway Suite F, South Jordan, Utah 84095, at 10:00 a.m. local time.  Only shareholders of record at the close of business on January 7, 2008 (the “Record Date”) were entitled to vote at the Special Meeting.

At the Special Meeting, holders of common stock (the "Common Stock") of the Company were asked:

1)  To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the corporation to AERO PERFORMANCE PRODUCTS, INC.

Principal Shareholders, who collectively represented 944,180,944 shares (or 53%) of the 1,765,757,804 shares of common stock outstanding on January 7, 2008, were either present at the meeting or voted in absentia.  All of the Principal Shareholders voted in favor of the proposal.  Accordingly, no proxies will be solicited and no action is required on your behalf. The cost of distributing this Information Statement and holding the Special Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

Upon written request, the Company will provide, without charge, a copy of this Schedule 14C to any stockholder of record or any stockholder who owned common stock listed in the name of a bank or broker, as nominee, at the close of business on January 7, 2008.

Requests should be addressed to the Company’s principal executive offices, to the attention of Franchise Capital Corporation, 10288 S. Jordan Gateway #F, South Jordan, UT 84095, (801) 495-0882.

THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION REGARDING THE PROPOSAL

GENERAL

The proposal to amend the Company's Articles of Incorporation is described below. A copy of the Articles of Incorporation, as amended to reflect the changes contemplated by the proposal, is attached to this Information Statement as Exhibit A.

AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to change the Company’s name to Aero Performance Products, Inc. The Board further believes that the name change will better reflect the nature of the

Company’s current and anticipated operations.  The Company has operated under the name Franchise Capital Corporation which reflected the Company’s prior business of developing and funding restaurant franchise concepts.  With the acquisition of TTR-HP, Inc. (dba Aero Exhaust) in October 2007, Aero became the successor issuer to Franchise Capital Corporation and the operation of Aero became that of the Company.

Effect: A change to the Company’s name will most likely result in a change to the Company’s ticker symbol and CUSIP number.  Shareholders will not be required to tender their shares for reissuance; however, shares that are submitted to the transfer agent for whatever reason will be reissued under the new name and CUSIP number.  Shareholders should not encounter difficulty in selling or transferring shares as a result of the change in name, CUSIP number or ticker symbol.

No Dissenters' Rights: The holders of the Company's common stock are not entitled to dissenters' rights in connection with the name change. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

As of the Record Date, there were 5 billion shares of common stock authorized with a stated value of $.0001 per share, of which 1,765,757,804 shares are issued and outstanding of which 105,063,490 shares are held in escrow pending the eventual exchange of the remaining Aero Exhaust minority shareholders.

The holders of the Common Stock vote as a single class and are entitled to one vote per share on all matters to be voted on by the shareholders and have the right of cumulative voting in connection with the election of directors. The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the preferred stock have been paid in accordance with the terms of such preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the preferred stock, and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

PREFERRED STOCK

As of the Record Date, the Company has thirty million shares of preferred stock authorized, none of which are issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of January 7, 2008, there are 1,765,757,804 shares of common stock issued and outstanding of which 105,063,490 shares are held in escrow pending the eventual exchange of the remaining Aero Exhaust minority shareholders.  The following table sets forth certain information regarding the beneficial ownership of the outstanding shares as of January 7, 2008, assuming all shares of preferred stock have been converted into common stock by (i) each person who is known by us to beneficially own more than 5% of our outstanding common stock; (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group.

Except as otherwise indicated, each such person has investment and voting power with respect to such shares, subject to community property laws where applicable.   The address of all individuals for whom an address is not otherwise indicated is c/o 10288 S. Jordan Gateway Suite F, South Jordan, Utah 84095.

Title of Class	Name and Address	Number of Shares Beneficially Owned	Percentage Beneficially Owned
Common, $.0001 par value	Bryan Hunsaker, Chairman and Chief Executive Officer	21,319,017	1.2%
Common, $.0001 par value	Robert McMichael, Director	29,453,827	1.7%
Common, $.0001 par value	Shane Traveller, Interim Chief Financial Officer & Secretary	50,000,000	2.9%

Common, $.0001 par value	David K. Richards 3488 S. Little Farm Rd. Holliday, Utah	166,343,938(1)	9.4%
Common, $.0001 par value	Morgan McClure Motorsports 26502 Newbanks Rd. Abington, Virginia	117,815,306	6.7%
Total for all directors and executive officers (3 persons)		100,772,844	5.7%
Total Held by Officers, Directors and Beneficial Owners:		384,932,088	21.8%

(1)

– Includes 16,830,759 shares held by immediate family members of Mr. Richards and 15,568,452 held in trust.

This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.

The number of shares and percentages of class beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individuals has sole or shared voting power or investment power and also any shares as to which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares.

INCORPORATION BY REFERENCE

FRANCHISE CAPITAL CORPORATION, a Nevada corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, filed reports, proxy and Proxy Statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and Proxy Statements and other information may be inspected and copied at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; and at its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and copies of such materials can be obtained from the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. Please call the Commission at (202) 942-8090 for further information. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http:/www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

The Company's Annual Report on Form 10-KSB for the year ended June 30, 2007 filed on October 1, 2007, is incorporated by reference in this Proxy Statement.

Upon written request, the Company will provide, without charge, a copy of its Annual Report on Form 10-KSB, for the year ended June 30, 2007, to any stockholder of record or any stockholder who owned common stock listed in the name of a bank or broker, as nominee, at the close of business on January 7, 2008.

Requests should be addressed to the Company, to the attention of FRANCHISE CAPITAL CORPORATION, 10288 S. Jordan Gateway #F, South Jordan, UT 84095, (801) 495-0882.

OTHER BUSINESS

The management of the Company knows of no matter other than those set forth herein that is to be brought before the Special Meeting.

The foregoing Notice and Information Statement are sent by order of the Board of Directors of Franchise Capital Corporation.

By: /s/ Bryan Hunsaker Bryan Hunsaker Chief Executive Officer Salt Lake City, Utah Dated: January 7, 2008

EXHIBIT A

AMENDMENT TO THE ARTICLES OF INCORPORATION OF

FRANCHISE CAPITAL CORPORATION

The amendment to the Company's Articles of Incorporation shall be filed with the Nevada Secretary of State so that Article I of the Articles of Incorporation shall be amended to read, in part, as follows:

"The name of the Corporation shall be AERO PERFORMANCE PRODUCTS, INC.…...”